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                                                                Exhibit 10.4(ii)

                               AMENDMENT NO.1 TO
                             REGISTRATION AGREEMENT


     THIS AMENDMENT NO.1 to Registration Agreement (this "Agreement") is dated as of December 31, 1996 by and among National Equipment Services, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership (the "Investor"), Kevin Rodgers ("Rodgers"), Paul Ingersoll ("Ingersoll") and Dennis O'Connor ("O'Connor"). This Agreement amends the Registration Agreement, dated as of June 4, 1996 (the "Original Agreement"), between the Company, the Investor, Rodgers and Ingersoll. Capitalized terms used but not defined herein shall have the meanings assigned them in the Original Agreement.

     WHEREAS, the parties hereto now desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Original Agreement as follows:


Section 1. Amendments to Original Agreement. As of the date hereof, the Original Agreement shall be amended as follows:

     1.1. Section 8(c) of the Original Agreement shall be and hereby is amended by (a) deleting the words "and Executive Registrable Securities" and replacing them with the words ," Executive Registrable Securities and Seller Registrable Securities" in the first and second lines thereof and (b) deleting the words "or Investor" and replacing them with the words ", Investor or Seller" in the third line thereof.

     1.2. A new Section 8(d) is hereby added to the Original Agreement, to be inserted immediately after Section 8(c) of the Original Agreement and to read as follows:

     "(d) "Seller Registrable Securities" means (i) any Class A Common issued pursuant to the Stock Purchase Agreement, dated on or about January 6, 1997, between the Company and Industrial Crane Maintenance Systems, Inc. (the "ICMS Purchase Agreement") (whether issued before, on or after the date hereof),
(ii) any Class B Common issued pursuant to the ICMS Purchase Agreement (whether issued before or after the date hereof), (iii) any other Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a Reorganization, and (iv) any other shares of Common Stock held by Persons holding securities described in clauses (i) to (iii), inclusive, above; provided that in the event that pursuant to a Reorganization, equity

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securities are issued which are Non-Participating Securities, such
Non-Participating Securities will not be Seller Registrable Securities."

     1.3. The Original Agreement shall be and hereby is amended by adding O'Connor as a party thereto. O'Connor hereby agrees to be bound by all of the covenants, terms and conditions contained in the Original Agreement, as amended. The parties hereto agree that the signature page hereto bearing O'Connor's signature constitutes a counterpart signature page to the Original Agreement.

Section 2. Miscellaneous.

     2.1. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.2. Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 to Registration Agreement on the day and year first above written.


     NATIONAL EQUIPMENT SERVICES, INC.

     By:   /s/ Kevin Rodgers
           --------------------------------------
     Its:  President


     GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

     By:  GTCR IV, L.P.
     Its: General Partner

     By:  Golder, Thoma, Cressey, Rauner, Inc.
     Its: General Partner

     By:   /s/ Carl D. Thoma
           --------------------------------------
     Its:  Principal


     /s/ Kevin Rodgers
     --------------------------------------------
     KEVIN RODGERS


     /s/ Paul R. Ingersoll
     --------------------------------------------
     PAUL INGERSOLL


     /s/ Dennis O'Connor
     --------------------------------------------
     DENNIS O'CONNOR